UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2018

Federal Home Loan Mortgage Corporation

(Exact name of registrant as specified in its charter)

Freddie Mac

Federally chartered corporation	001-34139	52-0904874
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Jones Branch Drive McLean, Virginia	22102-3110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 903-2000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 19, 2018, the Federal Housing Finance Agency (FHFA) released the 2019 Scorecard for Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation).

One-half of a participating officer’s At-Risk Deferred Salary (or 15% of Target Total Direct Compensation) under the terms of the 2015 Executive Management Compensation Program is subject to reduction based on an assessment of Freddie Mac’s performance against the Scorecard objectives and other objectives set by FHFA. The Scorecard is set forth below:

2019 Scorecard for Freddie Mac

For all Scorecard items, Freddie Mac will be assessed based on the following criteria:

Assessment Criteria

•	The extent to which Freddie Mac conducts initiatives in a safe and sound manner consistent with FHFA’s expectations for all activities;

•	The extent to which the outcomes of Freddie Mac’s activities support a competitive and resilient secondary mortgage market to support homeowners and renters;

•

The extent to which Freddie Mac meets FHFA’s expectations under the Conservatorship Capital Framework (CCF), including FHFA’s expectations on meeting appropriate return on conservatorship capital targets;

•	The extent to which Freddie Mac conducts initiatives with consideration for diversity and inclusion consistent with FHFA’s expectations for all activities;

•	Cooperation and collaboration with FHFA, Fannie Mae, Common Securitization Solutions, the industry, and other stakeholders; and

•	The quality, thoroughness, creativity, effectiveness, and timeliness of its work products.

Maintain, in a safe and sound manner, credit availability and foreclosure prevention activities for new and refinanced mortgages to foster liquid, efficient, competitive, and resilient national housing finance markets. (40%)

FHFA expects Freddie Mac to efficiently and effectively operate its single-family and multifamily business activities in a manner that supports safety and soundness, market liquidity, and access to credit.

Freddie Mac is to:

Continue efforts to support access to single-family mortgage credit for creditworthy borrowers, including underserved segments of the market:

•

Continue to identify opportunities to support access to credit in a safe and sound manner that take into consideration changing borrower needs and enabling technology to document income, assets, and employment.

•	Continue to support access to credit for borrowers with limited English proficiency and make progress on multi-year language access plans.

•	Continue efforts supporting appraisal process modernization, including revised appraisal forms and data requirements.

Freddie Mac Form 8-K

Continue to responsibly support the Neighborhood Stabilization Initiative.

Continue efforts related to mortgage servicing that promote mortgage market stability by furthering opportunities to improve the borrower experience, expand liquidity, and increase efficiency.

Prepare for transition from LIBOR. Assess impact and perform industry outreach to inform policy and implementation plans.

Explore opportunities to further affordability through multifamily energy and water efficiency programs:

•	Conduct research and outreach on loans that finance energy and water efficiency improvements.

Manage the dollar volume of new multifamily business to remain at or below $35 billion for Freddie Mac:

•	Loans in affordable and underserved market segments, as defined in Appendix A, are to be excluded from the $35 billion cap.

Reduce taxpayer risk through increasing the role of private capital in the mortgage market. (30%)

FHFA expects Freddie Mac to continue single-family and multifamily credit risk transfers as core business practices. FHFA will adjust targets as necessary to reflect market conditions and economic considerations. FHFA expects Freddie Mac to continue to refine and improve its credit risk transfer programs. FHFA expects Freddie Mac to transfer a meaningful amount of credit risk and will publish in CRT progress reports the actual amount of credit risk transferred by Freddie Mac.

Freddie Mac is to:

Single-Family Credit Risk Transfers:

•

Transfer a meaningful portion of credit risk on at least 90 percent of the unpaid principal balance (UPB) of newly acquired single-family mortgages in loan categories targeted for credit risk transfer, subject to FHFA target adjustments as may be necessary to reflect market conditions and economic considerations.

•

For 2019, targeted single-family loan categories include: non-HARP, fixed-rate mortgages with terms greater than 20 years and loan-to-value ratios above 60 percent. Additional information on CRT targeted loan categories is in Appendix B.

•	Report the actual amount of underlying mortgage credit risk transferred.

Multifamily Credit Risk Transfers:

•	Transfer a meaningful portion of the credit risk on newly acquired mortgages, subject to FHFA target adjustments as may be necessary to reflect market conditions and economic considerations.

•	Report the actual amount of underlying mortgage credit risk transferred.

Retained Portfolio:

•

Execute FHFA-approved retained portfolio plans that maintain, even under adverse conditions, the annual Preferred Stock Purchase Agreement (PSPA) requirements and the $250 billion PSPA cap. Any sales should be commercially reasonable transactions that consider impacts to the market, borrowers, and neighborhood stability.

Freddie Mac Form 8-K

Servicer Eligibility Requirements 2.0:

•	Evaluate the current liquidity requirements for non-depository Seller/Servicer Freddie Mac counterparties to determine whether changes are appropriate.

Build a new single-family infrastructure for use by the Enterprises and adaptable for use by other participants in the secondary market in the future. (30%)

Common Securitization Platform (CSP) and Single Security Initiative:

The Enterprises and Common Securitization Solutions, LLC (CSS) are to implement the Single Security Initiative on the CSP for both Freddie Mac and Fannie Mae in the second quarter of 2019.

Freddie Mac and Fannie Mae (the “Enterprises”) are to:

•	Continue working with FHFA, each other, and CSS to implement the Single Security Initiative on the CSP for both Enterprises.

•	Incorporate the following design principles in developing the CSP:

o	Focus on the functions necessary for current Enterprise single-family securitization activities.

o	Include the development of operational and system capabilities necessary for CSP to facilitate the issuance and administration of a common, single security for the Enterprises.

o	Allow for the integration of additional market participants in the future.

•	Continue to work with each other and CSS to obtain and use input from industry stakeholders.

•	Work proactively with the industry to help market participants prepare for the implementation of the Single Security Initiative.

Continue to Provide Active Support for Mortgage Data Standardization Initiatives:

•	Continue implementation of the redesigned Uniform Residential Loan Application, the Uniform Loan Application Dataset, and the Enterprises’ respective Automated Underwriting Systems specifications.

•	Assess and, as appropriate, continue implementation of strategies to redesign the Uniform Appraisal Dataset and forms.

Appendix A: Multifamily Definitions

1.	Market share target and quarterly review of market size

The 2019 Scorecard establishes a $35 billion cap on the multifamily purchase volume of each Enterprise (the “capped category”). Loans in affordable and underserved market segments are excluded from the cap (the “excluded category”). FHFA will review its estimates of the multifamily loan origination market size on a quarterly basis. If FHFA determines that the actual 2019 market size is greater than was projected, it will apply an appropriate increase to the capped category. If FHFA determines that the actual 2019 market size is smaller than was projected, it will not reduce the capped category.

Freddie Mac Form 8-K

The following sections explain how FHFA will treat loans in the affordable and underserved market segments.

2.	Loans on targeted affordable housing properties

Targeted affordable housing loans are loans to properties encumbered by a regulatory agreement or a recorded use restriction under which all or a portion of the units are restricted for occupancy by tenants with limited incomes and which restrict the rents that can be charged for those units. FHFA will exclude a proportionate amount of the loan for properties in the targeted affordable category, depending on the percentage of units that are restricted by a regulatory agreement or recorded use restriction. FHFA will exclude from the cap 50 percent of the loan amount if the percentage of restricted units is less than 50 percent of the total units in a project, and will exclude 100 percent of the loan amount if the percentage of restricted units is equal to or more than 50 percent.

The following are examples of loans on targeted affordable housing properties that FHFA will exclude from the capped category:

•	Loans on properties subsidized by the Low Income Housing Tax Credit program, which limits tenant incomes at 60 percent of area median income (AMI) or below;

•

Loans on properties developed under state or local inclusionary zoning, real estate tax abatement, loan or similar programs, where the property owner has agreed to: a) restrict a portion of the units for occupancy by tenants with limited incomes in accordance with the requirements of the state or local program and restrict the rents that can be charged for those units at rents affordable to those tenants; and b) enforce these restrictions through a regulatory agreement or recorded use restriction; and

•

Loans on properties covered by a Section 8 Housing Assistance Payment contract where the contract limits tenant incomes to 80 percent of AMI or below. FHFA will not consider a unit that is occupied by a Section 8 certificate or voucher holder as a targeted affordable housing unit unless there is also a contract, a regulatory agreement, or a recorded use restriction.

On a case-by-case basis, FHFA will consider Enterprise requests to exclude other loans from the capped category that meet affordable housing and mission goals but do not meet the exact definition of targeted affordable housing.

3.	Loans on other affordable units

FHFA will exclude from the capped category units whose rents are affordable to tenants at various income thresholds but that are not subject to a regulatory agreement or recorded use restriction. FHFA will exclude the pro rata portion of the loan amount based on the percentage of units with affordable, unsubsidized/market rents, as described below.

a.	Loans on affordable units in standard markets

Standard markets are those that are not located in rural areas or in designated cost-burdened, very cost-burdened, or extremely cost-burdened renter markets. For properties located in these markets, the income threshold for affordability is 60 percent of AMI or below.

b.	Loans on affordable units in cost-burdened, very cost-burdened, or extremely cost-burdened renter markets

In cost-burdened renter markets as designated by FHFA, the income threshold for affordability is 80 percent of AMI or below. In very cost-burdened renter markets as designated by FHFA, the income threshold for affordability is 100 percent of AMI or below. In extremely cost-burdened renter markets as designated by FHFA, the income threshold for affordability is 120 percent of AMI or below.

Freddie Mac Form 8-K

4.	Loans on properties located in rural areas

Rural areas are those areas designated as such in the Duty to Serve rule. FHFA will exclude the pro rata portion of the loan amount based on the percentage of units affordable at 80 percent of AMI or below. Very cost-burdened and extremely cost-burdened renter market adjustments are not available.

5.	Loans on small multifamily properties

Small multifamily properties are properties that have 5 to 50 units. FHFA will exclude the pro rata portion of the loan amount based on the percentage of units affordable at 80 percent of AMI or below in standard and cost-burdened renter markets, 100 percent of AMI or below in very cost-burdened renter markets, and 120 percent of AMI or below in extremely cost-burdened renter markets.

6.	Manufactured housing rental community blanket loans

Loans to manufactured housing rental communities are blanket loans secured by the land and the rental pads. FHFA will exclude the full loan amount of a manufactured housing rental community blanket loan.

7.	Loans on seniors housing assisted living properties

For loans on seniors housing assisted living properties, FHFA will exclude the pro rata portion of the loan amount based on the percentage of units affordable at 80 percent of AMI or below. Very cost-burdened and extremely cost-burdened renter market adjustments are not available.

8.	Loans to finance energy or water efficiency improvements

Loans to finance energy or water efficiency improvements are loans funded by the Enterprises under their own specialized financing programs for this purpose. The full loan amount under the Fannie Mae Green Rewards and Freddie Mac Green Up and Green Up Plus loan programs will be excluded from the cap if the renovations under the program (including subsequent program enhancements, as approved by FHFA) project a minimum 15 percent reduction in annual whole property energy consumption and a minimum 15 percent reduction in annual whole property water and/or energy consumption. (Thus, a property projecting 30 percent energy consumption reduction would qualify for cap exclusion, as would a property projecting 15 percent energy and 15 percent water consumption reduction, or 20 percent energy and 10 percent water consumption reduction.) In addition, prior to Enterprise purchase, all Fannie Mae Green Rewards and Freddie Mac Green Up and Green Up Plus transactions must have a third-party data collection firm engaged for ongoing data collection for the life of the loan, in order to receive full exclusion from the cap. This third-party firm can be funded by the borrower, the lender, or the Enterprise. FHFA will require specific data elements on all transactions where energy or water efficiency improvements are made for both Enterprises to determine the effectiveness of the programs in achieving policy outcomes, on an annual basis.

For loans funded under the Fannie Mae Green Building Certification program or the Freddie Mac Green Certified program, FHFA will exclude 50 percent of the loan amount if at least 20 percent but less than 50 percent of the unit rents are affordable by applying the income limits in Section 3 and exclude 100 percent of the loan amount if the percentage of affordable units is equal to or more than 50 percent.

Freddie Mac Form 8-K

9.	Other Scorecard requirements

For purposes of reporting on loan and commitment activity under the 2019 Scorecard, the Enterprises must: a) use the definitions for determining unit affordability of seniors housing assisted living units, co-op units, and shared living arrangements, including student housing, that are included in the housing goals regulation at 12 CFR 1282.1; b) use affordability data as of the loan acquisition date; c) report monthly to FHFA on their acquisition and commitment volumes using a reporting format that aligns with the Scorecard categories; and d) report quarterly on their acquisition volumes under the capped category and under the affordable and underserved excluded category in a public disclosure using FHFA’s current reporting format.

Appendix B: Single-Family Credit Risk Transfer Guidelines

For 2019, targeted single-family loan categories for credit risk transfer include: non-HARP, fixed-rate mortgages with terms greater than 20 years and LTV ratios above 60 percent.

These targeted loan categories do not include the following:

•	Loans with quality control defects: Loans the Enterprises require lenders to repurchase, are pending repurchase, or require a repurchase alternative such as lender indemnification or recourse.

•

Prepayments: Loans that are prepaid prior to being included in a credit risk transfer transaction, although this does not include loans that may be removed from mortgage-backed securities when a loan is in default.

•

Loans that are not newly originated or funded: All bulk purchase loans, as well as individual loan purchases that are seasoned with 12 or more months of performance, at the time of Enterprise acquisition.

•	Loans that are held by third parties:

o

Loans, guaranteed by the Enterprises, that are part of Long Term Stand By commitments, which are held by third parties and do not involve the Enterprise acquiring or securitizing the loan at the time of providing the guarantee.

o

Loans that are part of Long Term Stand By unwinds, which ends the commitment with the third party by simultaneously issuing mortgage-backed securities backed by many of the same loans used in the original transaction.

•	Government guaranteed loans: Loans that are guaranteed by the Federal Housing Administration, Veterans Affairs, or Rural Housing.

•	High Loan-to-Value (LTV) Streamlined Refinance Programs: Refinance loans that are issued under the Enterprises’ High-LTV Streamlined Refinance Programs, which are successors to HARP.

o

For loans that have prepaid as a result of a High-LTV Streamlined Refinance, the Enterprises will modify the structure of their CRT transactions to allow the newly refinanced loan to return to the reference pool in place of the loan that prepaid. This will help preserve CRT coverage on the original loan. Because High-LTV Streamlined Refinance loans will be replacing a previous loan in the reference pool, loans under this program are not separately included as a targeted loan category for purposes of this measure.

Freddie Mac Form 8-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/ Donald H. Layton
Donald H. Layton
Chief Executive Officer

Date: December 20, 2018

Freddie Mac Form 8-K